Salix Pharmaceuticals, Ltd. The Name Gastroenterologists Trust Exhibit 99.2

Forward-Looking Statement
Statements presented in this overview that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from projected results.
Factors that could cause actual results to differ materially include anticipated write-offs and losses and our expectation to return to profitability, intellectual property risks specifically patent protection, competition from generic products and otherwise, the risks and uncertainties of clinical trials and regulatory review, market acceptance of approved products, and the need to acquire new products. These and other relevant risks are detailed in the Company’s Securities and Exchange
Commission filings.

3 Generic Balsalazide December 28, 2007 Office of Generic Drugs Approved 3 Generic Balsalazide Products Salix Announced Watson Authorized Generic

Current Situation
• Dramatic price erosion for COLAZAL
– $125 million COLAZAL market now a $30-42 million
balsalazide market
• Impact on price of future IBD products
– Balsalazide tablet and granulated mesalamine
• Substantial non-cash charge in 4Q07
• Not profitable in 2008
–
Financial guidance to be provided March 3, 2008

Future Outlook
• Based on current projections –
– No need to raise money to execute business plan
– Sufficient cash reserve to return to profitability
• Expect to be cash flow positive in 2009
• OSMOPREP and MOVIPREP well-positioned in a
growing market
– TRx market growth of 18% in 2007*
– Osmoprep/Moviprep TRx growth of 353% in 2007*
– Expect products to be a $100 million franchise in approx. 3 years
• Stable revenue from XIFAXAN and “Other Products”
*  Wolters Kluwer Health PHAST

Future Outlook
• 3 NDA approvals anticipated in 2008
– Balsalazide tab, granulated mesalamine, and metoclopramide-ZYDIS
• Focus 2008 R&D spend on largest potential indications
• Rifaximin Irritable Bowel Syndrome (IBS) program
– Mid-2008: Initiate Phase III trials
– 2008: Publication/presentation of Phase IIb data
– Mid-2010: Anticipate NDA submission
• Rifaximin Hepatic Encephalopathy (HE) program
– Orphan Drug Designation
– 4Q08/1Q09 NDA submission
– Potential 6 month review
• Numerous products with patent coverage

Mission Statement
Salix Pharmaceuticals is committed to being the leading
U.S. specialty pharmaceutical company licensing,
developing and marketing innovative products to
health care professionals to prevent or
treat gastrointestinal disorders.

• In-license selective late-stage/marketed product
candidates
– U.S. gastroenterology focus
– Reduce risk and capital commitment
• Complete development and secure FDA approval
• Sell products through specialty sales force
–
Establish franchise with U.S. gastroenterologists
– Sell products that serve unmet needs
Strategy

An Overall Compelling
Market Opportunity
• An influential and demanding target
audience (13,400 specialty physicians)
–
30.5 million patient visits annually
– 40 million prescriptions annually
– $6 billion Rx sales annually
Source: Verispan PDDA and Wolters Kluwer Health (1/08)

Salix Pharmaceuticals, Inc.

				AZASAN	Anusol-HC PROCTOCORT	OsmoPrep MoviPrep		Pepcid Diuril
	COLAZAL				Xifaxan		OsmoPrep MoviPrep	
		COLAZAL			Xifaxan		OsmoPrep MoviPrep

10 History of Success Product Launches NDA Approvals Metoclopramide- ZYDIS ® Vapreotide acetate Granulated Mesalamine Acquisitions 2007 2006 2005 2004 2003 2002 2001 2000

Anticipated Approvals
• INFLAMMATORY BOWEL DISEASE
– Balsalazide tablet (1100 mg) 2Q08
– Granulated mesalamine (1.5 gm) 4Q08
• METOCLOPRAMIDE-ZYDIS
4Q08
• RIFAXIMIN
– Hepatic Encephalopathy (550 mg) 3Q09
– Irritable Bowel Syndrome (550 mg) Mid-2011

Salix
PHARMACEUTICALS, INC.

NONSYSTEMIC
Xifaxan®
(rifaximin) tablets 200 mg
TARGETED GI ANTIBIOTIC

12

Xifaxan
• Unique, Gastrointestinal-Specific Antibiotic
– Broad spectrum
– Reduced risks
– No stable resistance
• 2004 FDA approval for treatment of travelers’ diarrhea
• Patent coverage: May 24, 2024*
– Orange Book listed
*Patent expiration dates listed herein are for US patents and assume there are no patent term adjustments, extensions or
other events that could affect the term or scope of a patent.

RIFAXIMIN Intellectual Property
Q2 2011 Q1 2009 Q3 2009 Q2 2010 2014 2016 3-28-11
HE
anticipated
filing
7 year orphan
exclusivity
HE
anticipated
approval
9-28-08 7-25-08 8-14-08 5-26-08
First possible
ANDA filing
(includes
paragraph 4
certification)
IBS
anticipated
approval
IBS
anticipated
filing
3 year
exclusivity
Patent
expiration
Patent
issued
Salix has 45 days to
respond and file
lawsuit
(entitled up
to 30 month stay;
average is 28.5
months according to
Paragraph 4
database)
FDA has
60 days
to accept
the ANDA
ANDA
filer
(20 days to
inform
Salix)
30 month stay
expiration
RIFAXIMIN 550mg (HE)
5-26-06 5-22-24
RIFAXIMIN 550mg (IBS)
XIFAXAN 200mg (TD)
Polymorphous forms of RIFAXIMAN, processes for their production and use thereof in medicinal preparations

Salix® Pharmaceuticals, Inc.

OsmoPrep®

(sodium phosphate monobasic monohydrate, USP
and sodium phosphate dibasic anhydrous, USP) Tablets

Reliable Tolerable Tablets

MoviPrep®

(PEG-3350, Sodium Sulfate, Sodium Chloride, Potassium Chloride,
Sodium Ascorbate and Ascorbic Acid for Oral Solution)

Low-Volume Prep.
High-Volume Efficacy.

15 Bowel Cleansing

Improved Preps for Colonoscopy
• OsmoPrep
Proprietary tablet formulation
Launched June 2006
Patent coverage: May 2013*
• MoviPrep
Proprietary, state-of-the-art 2 liter liquid PEG with ascorbic acid
Launched October 2006
Patent coverage: September 2024*
• Bowel Prep TRx Market Growth in 2007
Total market 18%
OsmoPrep/MoviPrep 353%
*Patent expiration dates listed herein are for US patents and assume there are no patent term adjustments, extensions or
other events that could affect the term or scope of a patent.

Next Generation IBD Products
•
Balsalazide Tablet (1100mg)
PDUFA* action date – May 16, 2008
Patent coverage: March 2018**
Expected launch July 2008
•
Granulated Mesalamine (375mg capsule)
PDUFA action date – 4Q08 (estimate)
Patent coverage: April 2018**
Expected launch Jan/Feb 2009
*Prescription Drug User Fee Act
**Patent expiration dates listed herein are for US patents and assume there are no patent term adjustments, extensions or other events that could affect the term or scope of a patent.

Products in Development
• Metoclopramide-ZYDIS
®
Gastroparesis/Gastroesophageal reflux
Expected approval 4Q08
Expected launch Jan/Feb 2009
Patent coverage: July 2017*
• Vapreotide acetate
Treatment of acute esophageal variceal bleeding
» Serious complication of late-stage liver cirrhosis
– Ongoing confirmatory Phase III trial
Orphan Drug Designation
*Patent expiration dates listed herein are for US patents and assume there are no patent term adjustments, extensions or other events that could affect the term or scope of a patent.

19 Capitalization – 9/30/07 (in millions) 48.6 Fully diluted common shares (Treasury method) 47.2 Common shares outstanding $15.0 Long term debt $70.2 Cash, cash equivalents & investments Actual

Current Run Rates for
Base Business
~ $28 Other Products
~$5** Colazal
~ $60
MoviPrep
OsmoPrep
Visicol
~ $64
Xifaxan
(rifaximin)
Revenue Run Rate
(in millions)*
*Run rate based on current Rx data
**Estimate for 2008

2008 Anticipated Milestones
Q2 2008 Q1 2008
• Complete Rifaximin HE
Phase III enrollment
• Balsalazide tablet
PDUFA action date
• Digestive Disease
Week – Rifaximin
IBS Phase IIb data
and balsalazide
tablet data
(abstracts
submitted)
• Initiate Rifaximin
IBS Phase III trials
(Mid-2008)
Q3 2008
• Launch balsalazide
tablet
• American College
Gastroenterology –
Rifaximin IBS
Phase IIb data and
granulated
mesalamine data
(abstracts to be
submitted)
Q4 2008
• Granulated mesalamine
PDUFA action date
(estimated)
• Metoclopramide-ZYDIS
PDUFA action date
(estimated)
• File Rifaximin HE NDA
(4Q08/1Q09)

2009 Anticipated Milestones
• File Rifaximin HE NDA (4Q08/1Q09)
• Launch granulated mesalamine
• Launch metoclopramide-ZYDIS
• Compete Rifaximin IBS Phase III enrollment
• Expect to be cash flow positive

23 Salix Pharmaceuticals, Ltd. The Gastroenterology Company Providing products to gastroenterologists and their patients